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                                                                   Exhibit 10.15


                 EXCLUSIVE INFORMATION BUSINESS LICENSE CONTRACT
                                      WITH
               SHENZHEN SECURITIES EXCHANGE INFORMATION CO., LTD



                            Contract No. SZ04SWJ03-01

                  Business License No. Shen Zheng Xu 04SWJ03-01



PARTY A: SHENZHEN SECURITIES INFORMATION CO., LTD

OFFICE ADDRESS: 6TH FLOOR, BUILDING 10, SHANGBU INDUSTRIAL PARK, HONGLI ROAD WEST, SHENZHEN

POSTAL CODE: 518028



PARTY B: CHINA FINANCE ONLINE (BEIJING) CO., LTD

OFFICE ADDRESS: SUITE 610B PEACE MANSION, 23 JINRONG AVENUE, XICHENG DISTRICT, BEIJING

POSTAL CODE: 100032

ENGLISH NAME: CHINA FINANCE ONLINE (BEIJING) CO., LTD



                          Signature date: March 1, 2004


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WHEREAS:

     Party A is an institution authorized by the Shenzhen Stock Exchange, with exclusive authorization to provide and manage the information released by the Shenzhen Stock Exchange; to enter into relevant contracts and agreements, to collect relevant fees, and to assume relevant management responsibilities on behalf of the Shenzhen Stock Exchange; and to protect the rights and interests of the Shenzhen Stock Exchange.

     Party B is a legitimate company or institution willing to pay for the use of the information from the Shenzhen Stock Exchange.

     Upon consultation, both Parties agree to enter into this Contract. Party A is the licensor and Party B is the licensee pursuant to this Contract.

ARTICLE I. DEFINITION OF RELEVANT WORDS IN THIS CONTRACT

1.1 "This Contract" means this contract, all the appendices of this contract, and all additional written documents agreed upon by both Parties.

1.2 "Information/Exclusive Information" means any transaction information and other relevant information edited or collected by the Shenzhen Stock Exchange. However in this Contract, it specifically means real-time market information, or market information in abbreviation, from the Shenzhen Stock Exchange. Real-time market information includes: stock symbol, stock abbreviation, previous closing quote, quote of the most recent transaction, the highest quote of the day, the lowest quote of the day, the cumulative transaction volume of the day, the cumulative transaction amount of the day, the five highest real-time bidding quotes and their volumes, the five lowest real-time asked quotes and their volumes, etc.

1.3 "Receiving Method" means the methods in which Party B receives market information as prescribed in Appendix I.

1.4 "Authorized Use" means the use of the market information managed by Party B as prescribed in Appendix I.

1.5 "Scope of Transmission" means the geographic scope in which Party B manages market information as prescribed in Appendix I.

1.6 "Method of Transmission" means the methods in which Party B transmits market information to end users as prescribed in Appendix I.




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1.7 "User Reception Terminal" means the terminal equipment used by Party B's end users to receive market information from Party B as prescribed in Appendix I.

1.8 "Information Use Fees" means the fees that Party B pays to Party A pursuant to Article 4.1 of this Contract.

1.9 "Technical Requirement" means the technical standards prescribed in Appendix II with respect to the information that Party B obtains from Party A.

1.10 The "SZSE" means the "Shenzhen Stock Exchange".

1.11 "License" means a written certificate issued by Party A to Party B that permits Party B to manage the Exclusive Information pursuant to this Contract.

1.12 "Over-the-Counter Transactions" means transactions not taking place on or through the SZSE on securities listed on the SZSE and other related transactions and services.

1.13 "Unauthorized Institutions and Individuals" means institutions and individuals that have not signed an exclusive information business license contract with Shenzhen Securities Information Co., Ltd. (Party A), but have obtained an exclusive information business license from the SZSE.

ARTICLE II. RECEPTION OF INFORMATION

2.1 Party B agrees to receive market information in accordance with the Receiving Methods prescribed in Appendix II. Party B agrees to bear the costs of relevant equipment.

2.2 Party A has the right to alter the method of transmission if necessary, but shall notify Party B of the alteration in writing one month in advance.

2.3 Party A shall guarantee in good faith that information transmission during the trading period at the SZSE will be uninterrupted. If Party B experiences technical problems during reception of information, it shall contact Party A immediately, and Party A shall help solve the problems so that Party B may successfully receive information.

ARTICLE III. TRANSMISSION AND MONITORING OF INFORMATION

3.1 Party A agrees that Party B may transmit market information to its users using the methods prescribed in Appendix I. Under the terms and conditions of this Contract,



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Party B only has the right to transmit and publish the market information on the website www.jrj.com.cn, and such right shall be non-exclusive.

3.2 When transmitting the information to any of its users, Party B is obligated:

     (1) to ensure the accuracy and integrity of the transmitted information;

     (2) to ensure that its users are end users, to prevent its users from transmitting to third parties any information provided by Party A in any excuse without Party A's written consent, and Party B has the duty to help Party A monitor the use of such information;

     (3) to ensure that the information is transmitted in accordance with the Scope, Method, and User Reception Terminal requirements prescribed in this Contract;

     (4) to ensure that Party B shall not use all or part of the information for any organizations, institutions and individuals not mentioned in this Contract, or in any place or for any purpose not prescribed in this Contract;

     (5) to ensure that all or part of the information is not used for illegal purposes or supplied to third parties for illegal purposes.

3.3 Without Party A's written consent, Party B shall not use all or part of the information from Party A to establish, maintain, provide or assist Over-the-Counter Transactions directly or indirectly.

3.4 Party B shall not directly or indirectly provide market information to any institution or individual for carrying out business activities, and shall not on its own initiative collaborate with others on market information in any way (including without limitation website linkage, market information code provision, webpage embedding, software interface, etc.).

3.5 With respect to its current collaboration customers who are violating the regulations and with respect to institutions that are linked to Party B without authorization, Party B shall issue a written statement ordering them to stop transmitting the market information and shall cooperate with Party A on regulating the transmission of market information.

3.6 Under Article 10 of the Temporary Measures on Information Management of the Shenzhen Stock Exchange, and during the term of this Contract, Party B shall have the right to monitor and report any transmission of Party A's Exclusive Information by Unauthorized Institutions and Individuals using similar Methods of Transmission



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within Party B's Scope of Transmission, in order to protect the market order for transmission of Party A's Exclusive Information.

ARTICLE IV. INFORMATION USE FEES

4.1 During the term of this Contract, Party B shall pay Party A various fees prescribed in Appendix I and other fees prescribed in this Contract.

4.2 If this Contract is terminated for reasons caused by Party B, Party B may not retrieve fees listed in Appendix I that are already paid.

4.3 If this Contract is terminated for reasons caused by Party A, Party A, upon collecting the fees due, is obliged to return to Party B the service fees for the remaining term of this Contract that Party B has paid in advance.

ARTICLE V. DISCLAIMER

5.1 The SZSE and Party A shall not be liable for any losses and damages due to inaccuracy or omission of the transmitted information. The SZSE and Party A shall not be liable for the interruption of information transmission under unusual circumstances, but shall have the duty to provide explanation and resume normal transmission promptly.

5.2 Party B shall always avoid and eliminate any negative effect on Party A or the SZSE as a result of omission, mistake, loss, delay or termination of the information so as to avoid economic and reputational injuries to Party A or the SZSE; and Party B shall not demand compensation from Party A or the SZSE pursuant to this Contract. Party A or the SZSE shall not be liable to Party B or its users for any economic losses due to the aforesaid circumstances.

5.3 Neither Party A nor Party B shall be liable when neither Party is able to guarantee the accuracy and integrity of the information due to force majeure.

ARTICLE VI. RIGHTS AND ITS PROTECTION

6.1 Party B acknowledges that it does not own copyrights and other property rights to the market information referred hereto. In accordance with the regulations of the Securities Law of the People's Republic of China, Administrative Measures of Stock Exchanges, Transaction Rules for the Shenzhen Stock Exchange and the Shanghai



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Stock Exchange, the SZSE shall enjoy all rights to the market information referred hereto (including without limitation intellectual property rights, other property rights, their supervision rights, etc.) and shall authorize Party A to exercise such rights.

     Except for the purposes and scopes prescribed in this Contract, Party B shall not, without Party A's consent, transfer (including through Internet links), re-distribute, copy, sell, lease or lend the information to any third party or change, add to, expand, delete, omit, destroy or carry out any other forms of alteration to the information.

     Regardless of the purposes, Party B and its users or distributors shall not, without Party A's consent, produce indices or other derivative products based on the market information referred hereto or deliver them to any third party.

     If Party B or its customers violate the aforesaid rules, Party A has the right to require Party B or its users to make corrections within a certain time limit or require Party B to stop delivering the market information to such users. If Party B fails to make corrections within the time limit, Party A has the right to terminate this Contract and pursue corresponding legal responsibilities.

6.2 Party B may announce in public that it has obtained the license from Party A during the term of this Contract, but:

     (1) shall indicate the granted Business License number when making advertisements and promotions and the content of such advertisements and promotions shall be in compliance with the content of the license;

     (2) shall not use the name or logo (words, images, or symbols, etc.) of the SZSE or Party A in advertisements or promotions.

6.3 If Party B notices that any of its users infringes on the rights or interests of Party A, Party B shall inform Party A immediately and has the duty to provide the address and other basic information of that user. Upon receiving a written notice from Party A, Party B shall investigate or assist Party A to investigate the unauthorized acts of that user.

6.4 If Party A notices that any of Party B's users infringes on Party A's rights or interests, Party B shall, upon receiving a written notice from Party A, immediately stop the supply of information to that user and submit a written report to Party A on how Party B has handled the user's unauthorized use of market information.

6.5 This Article shall not be invalidated upon termination of other parts of this Contract.



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ARTICLE VII DEFAULTING RESPONSIBILITIES

7.1 If Party B violates Article III of this Contract and any provision of Appendix I, Party B shall stop such acts immediately, and Party B shall return the illegitimate income to Party A and pay 100,000 RMB to Party A as liquidated damages; and Party A has the right to terminate this Contract.

7.2 If Party B violates Article 6.1 and Article 6.2 of this Contract, Party B shall stop such acts immediately, pay Party A 50,000 RMB as liquidated damages, and make public apology on newspapers; and Party A has the right to terminate this Contract.

7.3 If Party B defaults payments to Party A in violation of Article IV of this Contract and any provision of Appendix I, Party B shall pay Party A a late fee of 0.3% of the liquidated damages per day, in addition to the liquidated damages. If Party B fails to make the payment after two months, Party A has the right to terminate this Contract and demand Party B to pay for any resultant economic loss Party A has suffered.

ARTICLE VIII. ALTERATION, TRANSFER AND TERMINATION OF THIS CONTRACT

8.1 No clauses of this Contract may be altered or revised without written consent by both Parties.

8.2 Without Party A's written consent, Party B shall not transfer all or part of the rights or obligations under this Contract.

8.3 If any of the following events takes place, Party A shall have the right to terminate this Contract (and terminate the supply of information to Party B) upon written notice:

     (1) Party B goes bankrupt and fails to repay its debts;

     (2) Party B violates relevant provisions of this Contract and causes irreparable consequences;

     (3) Party B fails to correct its actions that violate relevant provisions of this Contract within five working days after Party B receives written notice from Party A.

8.4 Both Parties have the right to terminate this Contract six months in advance without any stated reasons by giving a written notice to the other Party.




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8.5 When this Contract is terminated, Party A shall have the right to terminate the transmission of information immediately and all the fees due shall be paid to Party A immediately.

8.6 When this Contract is terminated, both Parties shall return relevant equipment provided by the other Party in good condition.

8.6 When this Contract is terminated, the business license shall become void. Party B shall return the license to Party A within ten (10) working days.

ARTICLE IX. DISPUTE RESOLUTION

     Any disputes between the Parties arising out of this Agreement shall be resolved through friendly consultation or litigation, and Both Parties agree that Shenzhen shall be the place for litigation.

ARTICLE X. MISCELLANEOUS

10.1 Notices or documents from both Parties may be delivered through personal delivery, mail, e-mail or facsimile; the office addresses listed in this Contract are the effective addresses and the Parties may use other addresses if they both agree.

10.2 Notices or documents are deemed duly given under the following circumstances:

     (1) One working day after the date of delivery if delivered in person;

     (2) Seven working days after delivery to the post office (as indicated by the postmark) if delivered by mail;

     (3) One working day after completion of delivery if delivered by electronic mail or facsimile transmission.

10.3 Both Parties may enter into supplementary contracts to resolve undecided issues under this Contract. Supplementary contracts and this Contract shall be equally effective.

10.4 Upon execution of this Contract, both Parties agree that this Contract replaces all prior written or oral agreements, consultations, statements, plans and appendices between both Parties.

10.5 This Contract has two Appendices.




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10.6 The term of this Contract is provided in Appendix I.

10.7 The Chinese version of this Contract serves as the official version and shall take effect after both Parties sign and affix seals on this Contract.

10.8 This Contract has four counterparts, three held by Party A and one by Party
B. The counterparts are equal in legal effect.



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[execution page only]


Party A: Shenzhen Securities Information Co., Ltd.

Address: 6th Floor, 10 Hongli Road West, Futian District, Shenzhen

Telephone: 0755-83276743

Fax: 0755-83234644

Opening account and account No.: Shangbu Branch of Merchants Bank 4582712510001

Company's seal: [/s/ COMPANY SEAL]

Representative:

Signing representative: /s/ Song Zheng

Signature date: March 1, 2004



Party B: China Finance Online (Beijing) Co., Ltd.

Address: Suite 610B Peace Mansion, 23 Jinrong Avenue, Xicheng District, Beijing

Telephone: 010-66210631

Fax: 010-66210640

Company's seal: [/s/ COMPANY SEAL]

Representative:

Signing representative: /s/ Wei Wu

Signature date: March 1, 2004



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                                   APPENDIX 1
                    INFORMATION SERVICES AND FEE ARRANGEMENT

                                                         Contract No.: SZ9J00030

                                               Business License No.: Shenzhen Xu

1.   Information Services

     a.   Information content: Real time information of Shenzhen Securities
          Exchange

     b.   Authorized use means: Merely promulgated on www.jrj.cim.cn

     c.   Sending means: Internet, SMS and Downloadable software

     d.   Receiving means: Personal Computer or Cell Phone

2. The term of the contract: from [******************](FN 1) to March 1st, 2006

3.   Fee payment

     a. Exclusive Information Business License fee is [******************](FN 1) for [******************](FN 1) in total. Party B shall pay the [******************](FN 1) fee for [******************](FN 1), and Party A shall issue the Certificate of Exclusive Information Business License for [******************](FN 1) to Party B within ten days after Party A receives such fee payment.

     b. Party B shall pay the [******************](FN 1) fee for [******************](FN 1) prior to [******************](FN 1), and Party A shall issue the Certificate of Exclusive Information Business License for [******************](FN 1) to Party B within ten days after Party A receives such fee payment.



Party A:     Shenzhen Securities Exchange Information Co., Ltd.

Address:     6th Floor, 10 Hongli Road West, Futian District, Shenzhen, China

Telephone:   0755-83276743

Fax:         0755-83234644

Opening account and account No.:  Shangbu Branch of Merchants Bank 4582712510001

Company's seal: (Seal)

Representative:

Signing representative: /s/ Song Zheng

Signature date: March 1, 2004



Party B:     China Finance Online (Beijing) Co., Ltd.

Address:     Suite 610B Peace Mansion, 23 Jinrong Avenue, Xicheng District,
             Beijing

Telephone:   010-66210631

Fax:         010-66210640

Company's seal: (Seal)

Representative: /s/ Wei Wu

Signing representative: Wei Wu

Signature date: March 1, 2004


-------------
(1) Confidential treatment requested pursuant to Securities and Exchange Commission Rule 406, 17 CFR ss. 230.406, and the Securities and Exchange Commission's rules and regulations promulgated under the Freedom of Information Act, with particular emphasis on 17 CFR ss. 200.80(b)(4)
     (2000).